PREFERRED STOCK	6 Months Ended
Jun. 30, 2025
Equity [Abstract]
PREFERRED STOCK

Note 18    PREFERRED STOCK

In August 2021, the Company issued 80,000 shares of preferred shares, par value $0.001 per share, at an issue price of $2.50 per share to certain investors credited as fully paid. The preferred shares are non-voting and non-redeemable. The holder of the preferred shares will have priority over the holders of common stock of the Company on the assets and funds of the Company available for distribution in a distribution of assets on liquidation, winding up or dissolution of the Company. The holder of the preferred shares shall not have the right to attend or vote at any general meeting of the Company (except a general meeting for winding up of the Company or a resolution is to be proposed which if passed would vary or abrogate the rights or privileges of such holder).

On August 11, 2022, the Company effected a 2:3 reverse stock split for each share of common stock issued and outstanding. As a result of reverse stock split, the shares of common stock issuable upon the conversion of Series A Preferred Stock decreased from 80,000 shares to 53,334 shares.